Exhibit 99.1

GD CULTURE GROUP LIMITED AND SUBSIDIARIES

PROFORMA CONDENSED DECONSOLIDATED BALANCE SHEETS

AT JUNE 30, 2023

		less:
	GDC CONS	Highlight Media	ADJUSTMENTS	GDC DECONS
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$7,400,739	62,615	-	$7,338,124
Accounts receivable, net	218,077	68,077	-	150,000
Other receivables, net	1,178,684	78,684	100,000	1,200,000
Prepayments	173,334	303	-	173,031
Total current assets	8,970,834	209,679	100,000	8,861,155

NON-CURRENT ASSETS			-	-
Plant and equipment, net	5,032	478		4,554
Goodwill	2,083,518	-	(2,083,518)	-
Intangible assets, net	750,000	-		750,000

Total non-current assets	2,838,550	478	(2,083,518)	754,554

Total assets	$11,809,384	210,157	(1,983,518)	$9,615,709

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$4,961	4,961	-	$-
Other payables and accrued liabilities	1,739	1,739	-	-
Other payables - related parties	35,188	35,188	-	-
Customer deposits	68,953	68,953	-	-
Taxes payable	269	269	-	-
Total current liabilities	111,110	111,110	-	-

Total liabilities	111,110	111,110	-	-

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Preferred stock, $0.0001 par value, 20,000,000 shares authorized, no shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	-	-	-	-
Common stock, $0.0001 par value, 200,000,000 shares authorized, 3,053,563 and 1,844,877 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	305	-	-	305
Additional paid-in capital	68,644,206	-	-	68,644,206
Statutory reserves	4,467	4,467	-
Accumulated deficit	(57,017,881)	106,121	(1,983,518)	(59,107,520)
Accumulated other comprehensive income	67,177	(11,541)	-	78,718
Total shareholders’ equity	11,698,274	99,047	(1,983,518)	9,615,709

Total liabilities and shareholders’ equity	$11,809,384	210,157	(1,983,518)	$9,615,709

GD CULTURE GROUP LIMITED AND SUBSIDIARIES

PROFORMA CONDENSED DECONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE SIX MONTHS ENDED JUNE 30, 2023

		less:
	GDC CONS	Highlight Media	ADJUSTMENTS	GDC DECONS
REVENUES
Enterprise brand management services	$132,173	$132,173	$-	$-
Software copyright	150,000	-	-	150,000
	-	-	-	-
TOTAL REVENUES	282,173	132,173	-	150,000

COST OF REVENUES
Enterprise brand management services	97,562	97,562	-	-
TOTAL COST OF REVENUES	97,562	97,562	-	-

GROSS PROFIT	184,611	34,611	-	150,000

OPERATING EXPENSES (INCOME)
Selling, general and administrative	362,107	86,171	-	275,936

TOTAL OPERATING EXPENSES	362,107	86,171	-	275,936

LOSS FROM OPERATIONS	(177,496)	(51,560)	-	(125,936)

OTHER INCOME (EXPENSE)
Interest income	222	43	-	179
Interest expense	(82)	(82)	-	-
Other income, net	663	663	-	-

Total other income, net	803	624	-	179

LOSS BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(176,693)	(50,936)	-	(125,757)

PROVISION FOR INCOME TAXES	114	114	-	-

LOSS FROM CONTINUING OPERATIONS	(176,807)	(51,050)	-	(125,757)

Discontinued operations:
Loss on disposal, net of taxes	-	-	(1,983,518)	(1,983,518)

Net Loss	(176,807)	(51,050)	(1,983,518)	(2,109,275)

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	(112,283)	(11,541)	-	(100,742)

COMPREHENSIVE LOSS	$(289,090)	$(62,591)	(1,983,518)	$(2,210,017)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
Basic and diluted on proforma basis	2,137,653	-	-	2,137,653

Loss per share from continuing operations
Basic and diluted	(0.08)	-	-	(0.06)

Loss per share from discontinued operations
Basic and diluted	-	-	-	(0.93)

Loss per share available to common shareholders
Basic and diluted on a proforma basis	$(0.08)	$-	-	$(0.99)

GD CULTURE GROUP LIMITED AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

			less:
	GDC CONS	less: WUGE	Highlight Media	ADJUSTMENTS	GDC DECONS
REVENUES
Wuge digital door signs	$7,616,615	$7,616,615	$-	$-	$-
	-	-	-	-	-
TOTAL REVENUES	7,616,615	7,616,615	-	-	-

COST OF REVENUES
Wuge digital door signs	5,527,950	5,527,950	-	-	-
TOTAL COST OF REVENUES	5,527,950	5,527,950	-	-	-

GROSS PROFIT	2,088,665	2,088,665	-	-	-

OPERATING EXPENSES (INCOME)
Selling, general and administrative	8,341,973	1,605,935	-	-	6,736,038
Provision for doubtful accounts	12,949,329	-	-	-	12,949,329
TOTAL OPERATING EXPENSES	21,291,302	1,605,935	-	-	19,685,367

LOSS FROM OPERATIONS	(19,202,637)	482,730	-	-	(19,685,367)

OTHER INCOME (EXPENSE)
Interest income	65,251	65,251	-	-	-
Interest expense	(935)	(935)	-	-	-
Other income, net	70,830	70,830	-	-	-

Total other income, net	135,146	135,146	-	-	-

LOSS BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(19,067,491)	617,876	-	-	(19,685,367)

PROVISION FOR INCOME TAXES	314,787	314,787	-	-	-

LOS FROM CONTINUING OPERATIONS	(19,382,278)	303,089	-	-	(19,685,367)

Discontinued operations:
Loss on disposal, net of taxes	-	-	-	(246,369)	(246,369)

Net Los	(19,382,278)	303,089	-	(246,369)	(19,931,736)

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	(935)	204,195	-	-	(205,130)

COMPREHENSIVE LOSS	$(19,383,213)	$507,284	-	(246,369)	$(20,136,866)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
Basic and diluted on proforma basis	41,065,559	-	-	(4,000,000)	37,065,559

Loss per share from continuing operations
Basic and diluted	(0.47)	-	-	-	(0.53)

Loss per share from discontinued operations
Basic and diluted	-	-	-	-	(0.01)

Loss per share available to common shareholders
Basic and diluted on a proforma basis	$(0.47)	$-	-	-	$(0.54)

GD CULTURE GROUP LIMITED AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Nature of business and organization

GD Culture Group Limited (“GDC” or the “Company”), formerly known as Code Chain New Continent Limited, TMSR Holding Company Limited and JM Global Holding Company is a Nevada corporation and a holding company that has no material operation of its own. The Company’s current and previous subsidiaries, Citi Profit Investment Holding Limited (“Citi Profit”), TMSR Holdings Limited (“TMSR HK”), Highlights Culture Holding Co., Limited (“Highlight HK”), Shanghai Highlight Entertainment Co., Ltd. (“Highlight WFOE”), and Makesi IoT Technology (Shanghai) Co., Ltd. (“Makesi WFOE”) are also holding companies with no material operations.

Highlight WFOE has a series of contractual arrangement with Shanghai Highlight Media Co., Ltd. (“Highlight Media”) that established a VIE structure. For accounting purposes, Highlight WFOE is the primary beneficiary of Highlight Media. Accordingly, under U.S. GAAP, GDC treats Highlight Media as the consolidated affiliated entity and has consolidated Highlight Media’s financial results in GDC’s financial statements. Highlight Media was founded in 2016. It is an integrated marketing service agency, focusing on enterprise brand management, crisis public relations, intelligent public opinion monitoring, media PR, financial and economic we-media operation, digital face application, large-scale exhibition services and other businesses. It is committed to becoming a modern science and technology media organization that fully empowers the development of customer enterprises in the era of artificial intelligence and big data.

The VIE structure involves unique risks to investors. The VIE agreements have not been tested in a court of law and the Chinese regulatory authorities could disallow this VIE structure, which would likely result in a material change in our operations and the value of our securities, including that it could cause the value of such securities to significantly decline or become worthless.

AI Catalysis Corp. (“AI Catalysis“) is a Nevada corporation, incorporated on May 18, 2023. AI Catalysis is expected to bridge the realms of the internet, media, and artificial intelligence (“AI”) technologies. Positioned at the crossroads of traditional and streaming media, AI Catalysis plans to elevate the experience of media with AI-based interactive and smart content, aiming to transform the whole media landscape. At present, AI Catalysis' primary focus is the application of AI digital human technology with the sectors of e-commerce and entertainment to improve the interaction experiences online. AI Catalysis strives to deliver stable interactive livestreaming products to AI Catalysis' users. AI Catalysis foresees future expansion to a variety of business sectors with AI applications in different scenarios. AI Catalysis plans to enter into the livestreaming market with a focus on e-commerce and livestreaming interactive game.

Prior to September 28, 2022, we also conducted business through Sichuan Wuge Network Games Co., Ltd. (“Wuge”). Makesi WFOE had a series of contractual arrangement with Wuge that established a VIE structure. Wuge focused its business on research, development and application of Internet of Things (IoT) and electronic tokens Wuge digital door signs. On September 28, 2022, Makesi WFOE entered into a termination agreement with Wuge and the shareholders of Wuge to terminate the VIE Agreements and to cancel the Shares, based on the average closing price of $0.237 per share of the Company during the 30 trading days immediately prior to the date of the termination agreement. As a result of such termination, the Company no longer treats Wuge as a consolidated affiliated entity or consolidates the financial results and balance sheet of Wuge in the Company’s consolidated financial statements under U.S. GAAP.

Prior to June 26, 2023, we had a subsidiary TMSR HK, which owns 100% equity interest in Makesi WFOE. Makesi WFOE had a series of contractual arrangement with Shanghai Yuanma Food and Beverage Management Co., Ltd. (“Yuanma”) that established a VIE structure. For accounting purposes, Makesi WFOE was the primary beneficiary of Yuanma. Accordingly, under U.S. GAAP, GDC treated Yuanma as the consolidated affiliated entity and has consolidated Yuanma’s financial results in GDC’s financial statements prior to June 26, 2023. On June 26, 2023, GDC entered into a share purchase agreement with a buyer unaffiliated with the Company. Pursuant to the agreement, the Company agreed to sell and the buyer agreed to purchase all the issued and outstanding equity interest in TMSR HK. The purchase price for the transaction contemplated by the Agreement was $100,000. TMSR The sale of TMSR HK included the sale of Makesi WFOE and Yuanma. None of TMSR HK, Makesi WFOE or Yuanma had any assets, employees or operation. The sale of TMSR HK did not have any material impact on the Company’s consolidated financial statements.

On September 26, 2023, Highlight WFOE entered into a termination agreement (the “Termination Agreement”) with Highlight Media, the Highlight Media Shareholders and a third party to terminate the VIE Agreements and for the third party to pay the Company $100,000 as consideration to the termination of the VIE Agreements. As a result of such termination, the Company will no longer treat Highlight Media as a consolidated affiliated entity or consolidate the financial results and balance sheet of Highlight Media in the Company’s consolidated financial statements under U.S. GAAP.

Note 2 – Summary of significant accounting policies

Basis of presentation

These proforma financial statements, accompanying notes, and related disclosures have been prepared on an as-if basis assuming that the disposition transaction between the Company, Highlight Media, and a third party has been in effect since the beginning of the period presented. The financial position and results of operations are deconsolidated using historical financial statements. Actual deconsolidated results may have differed from those presented herein. The information included in this Form 8-K should be read in conjunction with information included in the Company’s annual report on Form 10-Q for the six months ended June 30, 2023, filed with the Securities and Exchange Commission on August 14, 2023.

Use of estimates and assumptions

The preparation of the accompanying proforma financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the Company’s proforma financial statements include the useful lives of intangible assets, plant and equipment and collectability of receivable. Actual results could differ from these estimates.

Foreign currency translation and transaction

The reporting currency of the Company is the U.S. dollar. The Company’s subsidiaries and VIEs in China conduct businesses in the local currency, Renminbi (RMB), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. The statement of income accounts is translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

The PRC government imposes significant exchange restrictions on fund transfers out of the PRC that are not related to business operations. These restrictions have not had a material impact on the Company because it has not engaged in any significant transactions that are subject to the restrictions.

NOTE 3 – PROFORMA ADJUSTMENTS

Entry No.	Description	Dr.	Cr.
1	Other receivables, net	$100,000
	Loss on disposal, net of taxes	1,983,518
	Goodwill		$2,083,518
	De-consolidation adjustment including removal of loss on inter-company balances written off between GDC and Highlight Media.